Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Nine Months Ended September 30, 2023

                                                      Third Quarter 2023 Highlights

●	Revenue of $299.3 million, a 39.2% increase from the second quarter of 2023
●	Average day rate increased to $17,865 per day, $1,823 higher than the second quarter of 2023
●	Composite leading edge term contract day rate up 21.7% to $28,609
●	Net income of $26.2 million, an increase of $3.6 million from the second quarter of 2023
●	Adjusted EBTIDA of $117.2 million, an increase of $45.2 million from the second quarter of 2023
●	Completed integration of 32 of the 37 recently acquired PSVs from Solstad Offshore
●	Initiating 2024 revenue guidance of $1.40 to $1.45 billion and 2024 gross margin guidance of 52%
●	Announcing share repurchase authorization for the maximum permissible amount under existing debt agreements

HOUSTON, November 6, 2023 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and nine months ended September 30, 2023 of $299.3 million and $707.3 million, respectively, compared with $191.8 million and $460.9 million, respectively, for the three and nine months ended September 30, 2022. Tidewater's net income for the three and nine months ended September 30, 2023, was $26.2 million ($0.49 per common share) and $59.5 million ($1.13 per common share), respectively, compared with net income (losses) of $5.4 million ($0.10 per common share) and $(32.4) million ($0.76 per common share), respectively, for the three and nine months ended September 30, 2022.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “The third quarter marks the third consecutive quarterly cyclical revenue and global average day rate high-water marks. Third quarter revenue nicely exceeded our expectations as a continued push on day rates globally drove consolidated day rates up by approximately $1,800 per day sequentially, representing the largest sequential improvement in day rates since the recovery began. The pace of day rate expansion was largely a combination of legacy contracts rolling on to current market day rates and a meaningful step up in leading edge term contract day rates; leading edge term contracts increased to $28,609 sequentially, an improvement of approximately $5,100 per day over the same measure in the prior quarter. The momentum in day rates is being driven by a global supply shortage of large and small offshore vessels, and, in fact, our medium and small classes of PSVs showed the most relative improvement in leading edge term contract day rates during the third quarter. We remain confident in the outlook for the business as demand for our vessels remains robust across a variety of end markets, including offshore drilling, subsea, construction, offshore wind and existing production work. This confidence allows us to initiate revenue guidance for 2024 of $1.40 to $1.45 billion and initial gross margin guidance of 52%, which is driven by our projection of an increase in year-over-year day rates of over $4,000 and an annual utilization level of 86%, increases that are in line with our recent quarterly improvements.

“On a global basis, revenue, gross profit, utilization, and day rate were all up from the previous quarter. Revenue for the quarter totaled $299.3 million, an increase of $84.3 million, or 39.2% sequentially through a combination of the recently acquired PSVs and improved day rates and utilization globally. Utilization increased to 82.1% from 79.4% in the prior quarter. We incurred approximately $6.0 million of acquisition and integration related expenses associated with the acquisition of 37 PSVs from Solstad Offshore. As of today, we have 32 of the acquired PSVs integrated into the Tidewater infrastructure and anticipate the remaining five vessels to be completed by the end of November. We now anticipate fourth quarter 2023 revenue of approximately $309 million and that gross margin will be approximately 47%.

“We are pleased to announce that the Board has authorized a stock repurchase program, under which we are authorized to purchase up to $35.0 million of the Company’s common stock over the next four months. We plan to use the repurchase program opportunistically, taking into consideration market conditions, our business outlook and opportunity to deploy the capital into value accretive acquisitions. Similar to the Solstad and Swire acquisitions, we continue to pursue additional acquisitions that enhance the Company's strategic position and leadership in certain vessel classes or geographies. Our philosophy will be to weigh the value of stock repurchases against other capital allocation opportunities and commit to pursuing the highest return on capital opportunity available. We are excited to again be in a position to actively consider returning capital to our shareholders.

“Turning to our regional operating results, each of our regions experienced an overall increase in revenue, gross profit, and average day rate, further evidence of the global shortage of large and small offshore vessels. Day rates in the Americas region increased approximately 15.9% sequentially with particular areas of strength in the U.S. Gulf of Mexico and the Caribbean. Day rates in West Africa increased 9.0% sequentially due to broad-based secular tailwinds in the region. Similarly, day rates in Asia Pacific increased by 6.7% sequentially as activity through-out Southeast Asia and Australia continues to improve. Day rates in the Europe and Mediterranean region moved up modestly during the quarter, up approximately 0.6%, as a somewhat muted late summer season in the North Sea, particularly for our large AHTS vessels, was offset by strength in the Mediterranean. Regional utilization was up in all regions except for West Africa region, where utilization was down due to higher frictional unemployment during the quarter.

“I am grateful to all of our diligent and committed employees who have contributed to our continued business success, and I would like to extend a special thank you to both the Tidewater and Solstad employees who have contributed to the integration of the newly acquired vessels to further enhance our industry-leading fleet. As always, we remain committed to providing a safe and rewarding environment for our employees as we move forward together building the safest, most sustainable, most reliable, most profitable, high specification offshore energy support vessel fleet in the world.”

In addition to the number of outstanding shares, as of September 30, 2023, the company also has the following in-the-money warrants.

Common shares outstanding	52,839,862
New Creditor Warrants (strike price $0.001 per common share)	81,244
GulfMark Creditor Warrants (strike price $0.01 per common share)	95,835
Total	53,016,941

Tidewater will hold a conference call to discuss results for the three months ending September 30, 2023 on November 7, 2023, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.888.770.7135 if calling from the U.S. or Canada (+1.929.203.0820 if calling from outside the U.S.) and provide Conference ID: 2444624 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on November 7, 2023 and will continue until 11:59 p.m. Central Time on December 7, 2023. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Forms 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at September 30, 2023 and December 31, 2022; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three and nine months ended September 30, 2023 and 2022; and the Consolidated Statements of Cash Flows for the nine months ended September 30, 2023 and 2022. Extracts are drawn from the September 30, 2023 unaudited quarterly and year to date financial statements and the December 31, 2022 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Revenues:
Vessel revenues	$296,975	$190,247	$698,478	$456,298
Other operating revenues	2,287	1,515	8,849	4,640
Total revenues	299,262	191,762	707,327	460,938
Costs and expenses:
Vessel operating costs	164,239	113,037	397,962	281,805
Costs of other operating revenues	1,481	592	3,005	1,436
General and administrative	21,001	27,267	70,559	73,288
Depreciation and amortization	57,730	30,856	121,164	89,279
Long-lived asset impairment and other	—	1,214	—	714
(Gain) loss on asset dispositions, net	(863)	(264)	(4,483)	826
Total costs and expenses	243,588	172,702	588,207	447,348
Operating income	55,674	19,060	119,120	13,590
Other income (expense):
Foreign exchange loss	(2,149)	(3,997)	(3,620)	(4,932)
Equity in net earnings (losses) of unconsolidated companies	4	9	29	(235)
Interest income and other, net	568	581	3,488	4,416
Loss on warrants	—	—	—	(14,175)
Interest and other debt costs, net	(19,288)	(4,391)	(28,209)	(12,850)
Total other expense	(20,865)	(7,798)	(28,312)	(27,776)
Income (loss) before income taxes	34,809	11,262	90,808	(14,186)
Income tax expense	9,260	6,352	32,515	18,189
Net income (loss)	25,549	4,910	58,293	(32,375)
Less: Net loss attributable to noncontrolling interests	(650)	(470)	(1,228)	(6)
Net income (loss) attributable to Tidewater Inc.	$26,199	$5,380	$59,521	$(32,369)
Basic income (loss) per common share	$0.50	$0.12	$1.16	$(0.76)
Diluted income (loss) per common share	$0.49	$0.10	$1.13	$(0.76)
Weighted average common shares outstanding	52,230	44,451	51,235	42,570
Dilutive effect of warrants, restricted stock units and stock options	1,380	7,069	1,322	—
Adjusted weighted average common shares	53,610	51,520	52,557	42,570

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$275,070	$164,192
Restricted cash	4,973	1,241
Trade and other receivables, net of allowance for credit losses of $15,448 and $14,060 at September 30, 2023 and December 31, 2022, respectively	250,671	156,465
Marine operating supplies	27,489	30,830
Assets held for sale	565	4,195
Prepaid expenses and other current assets	16,598	20,985
Total current assets	575,366	377,908
Net properties and equipment	1,348,001	796,655
Deferred drydocking and survey costs	99,215	61,080
Indemnification assets	18,648	28,369
Other assets	30,325	33,644
Total assets	$2,071,555	$1,297,656

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$57,183	$38,946
Accrued expenses	119,631	105,518
Current portion of long-term debt	102,369	—
Other current liabilities	53,301	50,323
Total current liabilities	332,484	194,787
Long-term debt	641,301	169,036
Other liabilities	66,246	67,843

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 52,839,862 and 50,554,179 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	53	51
Additional paid-in-capital	1,668,392	1,556,990
Accumulated deficit	(640,128)	(699,649)
Accumulated other comprehensive loss	4,413	8,576
Total stockholders' equity	1,032,730	865,968
Noncontrolling interests	(1,206)	22
Total equity	1,031,524	865,990
Total liabilities and equity	$2,071,555	$1,297,656

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In Thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net income (loss)	$25,549	$4,910	$58,293	$(32,375)
Other comprehensive income (loss):
Unrealized loss on note receivable	(153)	(429)	(469)	(1,275)
Change in liability of pension plans	—	140	(3,694)	81
Total comprehensive income (loss)	$25,396	$4,621	$54,130	$(33,569)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Nine Months	Nine Months
	Ended	Ended
	September 30, 2023	September 30, 2022
Operating activities:
Net income (loss)	$58,293	$(32,375)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	85,989	62,539
Amortization of deferred drydocking and survey costs	35,175	26,740
Amortization of debt premiums and discounts	2,644	1,157
Amortization of below market contracts	(1,906)	—
Provision for deferred income taxes	69	134
(Gain) loss on asset dispositions, net	(4,483)	826
Gain on pension settlement	(1,807)	—
Gain on bargain purchase	—	(1,300)
Long-lived asset impairment and other	—	714
Loss on warrants	—	14,175
Stock-based compensation expense	7,247	5,344
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(92,684)	(30,301)
Changes in due to/from affiliate, net	—	(20)
Accounts payable	18,237	9,364
Accrued expenses	14,231	(913)
Deferred drydocking and survey costs	(73,309)	(43,883)
Other, net	9,778	(17,315)
Net cash provided by (used in) operating activities	57,474	(5,114)
Cash flows from investing activities:
Proceeds from sales of assets	9,604	8,475
Acquisitions, net of cash acquired	(594,191)	(20,740)
Additions to properties and equipment	(23,202)	(11,708)
Net cash used in investing activities	(607,789)	(23,973)
Cash flows from financing activities:
Exercise of warrants	111,483	—
Proceeds from issuance of shares	—	70,630
Repurchase of SPO acquisition warrants	—	(70,630)
Issuance of long-term debt	575,000	—
Acquisition of non-controlling interest in a majority owned subsidiary	(1,427)	—
Debt issuance costs	(14,758)	(393)
Tax on share-based awards	(5,899)	(2,276)
Net cash provided by (used in) financing activities	664,399	(2,669)
Net change in cash, cash equivalents and restricted cash	114,084	(31,756)
Cash, cash equivalents and restricted cash at beginning of period	167,977	154,276
Cash, cash equivalents and restricted cash at end of period	$282,061	$122,520

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$8,452	$7,979
Income taxes	$36,585	$16,143
Supplemental disclosure of noncash investing activities:
Acquisition of SPO	$—	$162,648
Purchase of three vessels	$12,198	$—
Supplemental disclosure of noncash financing activities:
Warrants issued for SPO acquisition	$—	$162,648
Repurchase of SPO acquisition warrants	$—	$992
Debt incurred for the purchase of three vessels	$12,198	$—

Note:  Cash, cash equivalents and restricted cash at September 30, 2023 includes $2.0 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at June 30, 2023	$51	$1,554,793	$(666,327)	$4,566	$(556)	$892,527
Total comprehensive income (loss)	—	—	26,199	(153)	(650)	25,396
Exercise of warrants into common stock	2	111,481	—	—	—	111,483
Amortization of share-based awards	—	2,118	—	—	—	2,118
Balance at September 30, 2023	$53	$1,668,392	$(640,128)	$4,413	$(1,206)	$1,031,524

Balance at June 30, 2022	$42	$1,554,561	$(715,649)	$1,763	$930	$841,647
Total comprehensive loss	—	—	5,380	(289)	(470)	4,621
Issuance of common stock	4	72,253	—	—	—	72,257
SPO acquisition warrants	—	(73,249)	—	—	—	(73,249)
Amortization of share-based awards	—	1,823	—	—	—	1,823
Balance at September 30, 2022	$46	$1,555,388	$(710,269)	$1,474	$460	$847,099

	Nine Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990
Total comprehensive income (loss)	—	—	59,521	(4,163)	(1,228)	54,130
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)	—	—	—	(1,427)
Exercise of warrants into common stock	2	111,481	—	—	—	111,483
Amortization of share-based awards	—	1,348	—	—	—	1,348
Balance at September 30, 2023	$53	$1,668,392	$(640,128)	$4,413	$(1,206)	$1,031,524

Balance at December 31, 2021	$41	$1,376,494	$(677,900)	$2,668	$466	$701,769
Total comprehensive loss	—	—	(32,369)	(1,194)	(6)	(33,569)
Issuance of common stock	5	72,252	—	—	—	72,257
SPO acquisition warrants	—	176,823	—	—	—	176,823
Repurchase of SPO acquisition warrants	—	(73,249)	—	—	—	(73,249)
Amortization of share-based awards	—	3,068	—	—	—	3,068
Balance at September 30, 2022	$46	$1,555,388	$(710,269)	$1,474	$460	$847,099

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Nine Months Ended
	September 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022
Vessel revenues:
Americas	$70,717	24%	$39,122	21%	$168,780	24%	$105,086	23%
Asia Pacific	38,994	13%	23,902	12%	83,603	12%	45,161	10%
Middle East	34,685	12%	31,186	16%	97,303	14%	79,800	17%
Europe/Mediterranean	78,929	26%	39,702	21%	149,474	21%	96,096	21%
West Africa	73,650	25%	56,335	30%	199,318	29%	130,155	29%
Total vessel revenues	$296,975	100%	$190,247	100%	$698,478	100%	$456,298	100%
Vessel operating costs:
Crew costs	$97,286	32%	$71,189	37%	$231,936	33%	$172,665	38%
Repair and maintenance	23,595	8%	13,544	7%	57,081	8%	36,482	8%
Insurance	2,359	1%	1,988	1%	6,532	1%	4,738	1%
Fuel, lube and supplies	17,770	6%	12,291	7%	45,283	7%	30,888	7%
Other	23,229	8%	14,025	7%	57,130	8%	37,032	8%
Total vessel operating costs	164,239	55%	113,037	59%	397,962	57%	281,805	62%
Vessel operating margin (A)	$132,736	45%	$77,210	41%	$300,516	43%	$174,493	38%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Nine Months Ended
	September 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022
Vessel operating profit (loss):
Americas	$12,586	4%	$2,952	2%	$26,793	4%	$8,800	2%
Asia Pacific	14,555	5%	3,260	2%	27,149	4%	4,534	1%
Middle East	(1,143)	(0)%	605	0%	(3,144)	(1)%	(1,585)	(0)%
Europe/Mediterranean	9,576	3%	13,137	7%	19,919	3%	14,970	3%
West Africa	28,392	10%	12,322	6%	71,087	10%	24,807	5%
Other operating profit	806	0%	922	0%	5,844	1%	3,204	1%
	64,772	22%	33,198	17%	147,648	21%	54,730	12%

Corporate expenses (A)	(9,961)	(3)%	(13,188)	(7)%	(33,011)	(5)%	(39,600)	(9)%
Gain (loss) on asset dispositions, net	863	0%	264	0%	4,483	1%	(826)	(0)%
Long-lived asset impairment and other	—	0%	(1,214)	0%	—	0%	(714)	(0)%
Operating income	$55,674	19%	$19,060	10%	$119,120	17%	$13,590	3%

Note (A):  General and administrative expenses for the three months and nine months ended September 30, 2023 include stock-based compensation of $2.4 million and $7.2 million, respectively. General and administrative expenses for the three and nine months ended September 30, 2022 include stock-based compensation of $1.9 million and $5.3 million, respectively. In addition, vessel operating and general and administrative costs for the three months and nine months ended September 30, 2023, include $6.0 million and $8.7 million in acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and nine months ended September 30, 2022, include $4.3 million and $14.0 million in acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Revenues:
Vessel revenues	$296,975	$210,323	$191,180	$185,106	$190,247
Other operating revenues	2,287	4,638	1,924	1,640	1,515
Total revenues	299,262	214,961	193,104	186,746	191,762
Costs and expenses:
Vessel operating costs (A)	164,239	118,264	115,459	115,496	113,037
Costs of other operating revenue	1,481	373	1,151	694	592
General and administrative (A)	21,001	26,013	23,545	28,633	27,267
Depreciation and amortization	57,730	32,768	30,666	29,881	30,856
Long-lived asset impairment and other	—	—	—	—	1,214
Gain on asset dispositions, net	(863)	(1,404)	(2,216)	(1,076)	(264)
Total operating costs and expenses	243,588	176,014	168,605	173,628	172,702
Operating income	55,674	38,947	24,499	13,118	19,060
Other income (expense):
Foreign exchange gain (loss)	(2,149)	(3,819)	2,348	2,105	(3,997)
Equity in net earnings of unconsolidated companies	4	25	—	14	9
Interest income and other, net	568	2,790	130	981	581
Interest and other debt costs, net	(19,288)	(4,731)	(4,190)	(4,339)	(4,391)
Total other expense	(20,865)	(5,735)	(1,712)	(1,239)	(7,798)
Income before income taxes	34,809	33,212	22,787	11,879	11,262
Income tax expense	9,260	11,284	11,971	1,697	6,352
Net income	25,549	21,928	10,816	10,182	4,910
Net income (loss) attributable to noncontrolling interests	(650)	(656)	78	(438)	(470)
Net income attributable to Tidewater Inc.	$26,199	$22,584	$10,738	$10,620	$5,380
Basic income per common share	$0.50	$0.44	$0.21	$0.22	$0.12
Diluted income per common share	$0.49	$0.43	$0.21	$0.20	$0.10
Weighted average common shares outstanding	52,230	50,857	50,604	48,766	44,451
Dilutive effect of warrants, restricted stock units and stock options	1,380	1,148	1,368	3,069	7,069
Adjusted weighted average common shares	53,610	52,005	51,972	51,835	51,520

Vessel operating margin	$132,736	$92,059	$75,721	$69,610	$77,210

Note (A): Acquisition, restructuring and integration related costs	$6,079	$1,242	$1,426	$5,150	$4,332

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
ASSETS
Current assets:
Cash and cash equivalents	$275,070	$171,261	$165,145	$164,192	$115,014
Restricted cash	4,973	1,242	4,972	1,241	4,965
Trade and other receivables, net	250,671	195,906	182,198	156,465	181,646
Marine operating supplies	27,489	22,495	24,448	30,830	20,764
Assets held for sale	565	630	695	4,195	6,815
Prepaid expenses and other current assets	16,598	18,958	18,978	20,985	17,509
Total current assets	575,366	410,492	396,436	377,908	346,713
Net properties and equipment	1,348,001	784,873	786,168	796,655	815,990
Deferred drydocking and survey costs	99,215	92,481	82,787	61,080	57,877
Indemnification assets	18,648	22,678	27,698	28,369	30,117
Other assets	30,325	33,640	34,058	33,644	32,364
Total assets	$2,071,555	$1,344,164	$1,327,147	$1,297,656	$1,283,061

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$57,183	$69,822	$64,775	$38,946	$31,829
Accrued expenses	119,631	91,875	107,348	105,518	105,945
Current portion of long-term debt	102,369	2,441	—	—	—
Other current liabilities	53,301	42,305	43,220	50,323	46,629
Total current liabilities	332,484	206,443	215,343	194,787	184,403
Long-term debt	641,301	179,573	169,423	169,036	168,649
Other liabilities	66,246	65,621	68,968	67,843	82,910

Equity:
Common stock	53	51	51	51	46
Additional paid-in-capital	1,668,392	1,554,793	1,553,919	1,556,990	1,555,388
Accumulated deficit	(640,128)	(666,327)	(688,911)	(699,649)	(710,269)
Accumulated other comprehensive income	4,413	4,566	8,254	8,576	1,474
Total stockholders' equity	1,032,730	893,083	873,313	865,968	846,639
Noncontrolling interests	(1,206)	(556)	100	22	460
Total equity	1,031,524	892,527	873,413	865,990	847,099
Total liabilities and equity	$2,071,555	$1,344,164	$1,327,147	$1,297,656	$1,283,061

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Operating activities:
Net income (loss)	$25,549	$21,928	$10,816	$10,182	$4,910
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	43,845	21,096	21,048	20,983	22,252
Amortization of deferred drydocking and survey costs	13,885	11,672	9,618	8,898	8,604
Amortization of debt premiums and discounts	1,802	422	420	522	392
Amortization of below market contracts	(1,906)	—	—	—	—
(Provision) benefit for deferred income taxes	35	(1)	35	(98)	(11)
Gain on asset dispositions, net	(863)	(1,404)	(2,216)	(1,076)	(264)
Gain on pension settlement	—	(1,807)	—	—	—
Long-lived asset impairment and other	—	—	—	—	1,214
Stock-based compensation expense	2,496	2,648	2,103	2,028	1,923
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(54,765)	(12,186)	(25,733)	26,172	4,784
Accounts payable	(12,639)	5,047	25,829	7,117	1,292
Accrued expenses	27,775	(15,374)	1,830	(427)	(3,267)
Deferred drydocking and survey costs	(20,618)	(21,366)	(31,325)	(12,117)	(12,820)
Other, net	10,343	(934)	369	(16,844)	(896)
Net cash provided by operating activities	34,939	9,741	12,794	45,340	28,113
Cash flows from investing activities:
Proceeds from sales of assets	945	2,943	5,716	5,093	312
Acquisitions, net of cash acquired	(594,191)	—	—	—	8,785
Additions to properties and equipment	(5,702)	(8,849)	(8,651)	(4,929)	(6,328)
Net cash provided by (used in) investing activities	(598,948)	(5,906)	(2,935)	164	2,769
Cash flows from financing activities:
Exercise of warrants	111,483	—	—	—	—
Proceeds from issuance of shares	—	—	—	117,202	70,630
Repurchase of SPO acquisition warrants	—	—	—	(117,202)	(70,630)
Issuance of long-term debt	575,000	—	—	—	—
Acquisition of non-controlling interest in a majority owned subsidiary	—	—	(1,427)	—	—
Debt issuance costs	(14,758)	—	—	—	(22)
Tax on share-based awards	(378)	(1,774)	(3,747)	(47)	(100)
Net cash provided by (used in) financing activities	671,347	(1,774)	(5,174)	(47)	(122)
Net change in cash, cash equivalents and restricted cash	107,338	2,061	4,685	45,457	30,760
Cash, cash equivalents and restricted cash at beginning of period	174,723	172,662	167,977	122,520	91,760
Cash, cash equivalents and restricted cash at end of period	$282,061	$174,723	$172,662	$167,977	$122,520

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$606	$7,748	$98	$7,575	$353
Income taxes	$9,384	$10,144	$17,057	$6,132	$6,813
Supplemental disclosure of noncash investing activities:
Purchase of three vessels	$27	$12,171	$—	$—	$—
Supplemental disclosure of noncash financing activities:
Repurchase of SPO acquisition warrants	$—	$—	$—	$373	$992
Debt incurred for purchase of three vessels	$27	$12,171	$—	$—	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$29,270	$20,316	$20,556	$17,814	$15,676
PSV < 900	28,886	19,134	17,390	16,486	16,460
AHTS > 16K	3,584	3,425	3,395	2,873	3,429
AHTS 8 - 16K	2,064	2,807	2,807	1,899	1,601
AHTS 4 - 8K	1,570	1,480	1,521	1,553	1,185
Other	4,942	3,214	2,018	1,160	771
Total	70,316	50,376	47,687	41,785	39,122
Asia Pacific fleet:
PSV > 900	20,159	9,648	9,101	6,692	10,896
PSV < 900	8,292	5,811	5,133	3,120	3,891
AHTS > 16K	3,271	2,065	1,342	3,260	3,128
AHTS 8 - 16K	5,287	5,001	5,397	4,364	4,333
AHTS 4 - 8K	1,582	8	998	1,584	1,605
Other	52	52	53	50	49
Total	38,643	22,585	22,024	19,070	23,902
Middle East fleet:
PSV > 900	1,088	1,211	1,192	1,218	2,771
PSV < 900	17,790	16,812	14,965	15,517	16,063
AHTS > 16K	1,197	1,217	2,316	2,351	2,350
AHTS 8 - 16K	3,420	4,276	4,593	4,146	3,397
AHTS 4 - 8K	11,191	8,340	7,696	7,343	6,605
Total	34,686	31,856	30,762	30,575	31,186
Europe/Mediterranean fleet:
PSV > 900	63,582	29,592	23,368	24,783	27,167
PSV < 900	10,329	7,205	5,153	7,874	7,092
AHTS > 16K	3,617	2,228	2,511	643	5,251
Other	247	270	218	182	192
Total	77,775	39,295	31,250	33,482	39,702
West Africa fleet:
PSV > 900	17,566	11,550	9,900	10,534	8,041
PSV < 900	26,396	25,419	24,835	20,494	18,249
AHTS > 16K	7,138	9,129	6,237	5,385	6,152
AHTS 8 - 16K	11,917	9,870	9,827	11,810	11,236
AHTS 4 - 8K	2,745	3,496	2,360	5,780	6,445
Other	7,888	6,747	6,298	6,191	6,212
Total	73,650	66,211	59,457	60,194	56,335
Worldwide fleet:
PSV > 900	131,665	72,317	64,117	61,041	64,551
PSV < 900	91,693	74,381	67,476	63,491	61,755
AHTS > 16K	18,807	18,064	15,801	14,512	20,310
AHTS 8 - 16K	22,688	21,954	22,624	22,219	20,567
AHTS 4 - 8K	17,088	13,324	12,575	16,260	15,840
Other	13,129	10,283	8,587	7,583	7,224
Total	$295,070	$210,323	$191,180	$185,106	$190,247

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	12	10	10	10	11
PSV < 900	18	15	15	16	17
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	2	2	2	2	1
AHTS 4 - 8K	2	2	2	2	2
Other	2	2	1	1	1
Total	38	33	32	33	34
Stacked vessels	(1)	(1)	(1)	(2)	(3)
Active vessels	37	32	31	31	31
Asia Pacific fleet:
PSV > 900	8	6	5	5	5
PSV < 900	4	2	2	2	2
AHTS > 16K	2	2	1	2	2
AHTS 8 - 16K	3	3	3	3	3
AHTS 4 - 8K	1	1	2	3	4
Other	—	—	1	1	1
Total	18	14	14	16	17
Stacked vessels	—	—	(1)	(2)	(2)
Active vessels	18	14	13	14	15
Middle East fleet:
PSV > 900	1	1	1	2	2
PSV < 900	20	20	21	20	20
AHTS > 16K	1	1	2	2	2
AHTS 8 - 16K	5	5	5	5	5
AHTS 4 - 8K	18	17	14	14	13
Total	45	44	43	43	42
Stacked vessels	—	—	—	—	—
Active vessels	45	44	43	43	42
Europe/Mediterranean fleet:
PSV > 900	40	19	20	20	19
PSV < 900	8	6	6	6	6
AHTS > 16K	2	1	1	1	1
Total	50	26	27	27	26
Stacked vessels	—	—	—	—	—
Active vessels	50	26	27	27	26
West Africa fleet:
PSV > 900	9	7	7	6	6
PSV < 900	19	18	18	18	18
AHTS > 16K	4	5	5	4	4
AHTS 8 - 16K	11	11	11	11	12
AHTS 4 - 8K	5	6	8	8	8
Other	24	23	25	28	28
Total	72	70	74	75	76
Stacked vessels	(3)	(5)	(8)	(10)	(9)
Active vessels	69	65	66	65	67
Worldwide fleet:
PSV > 900	70	43	43	43	43
PSV < 900	69	61	62	62	63
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	21	21	21
AHTS 4 - 8K	26	26	26	27	27
Other	26	25	27	30	30
Total	223	187	190	194	195
Stacked vessels	(4)	(6)	(10)	(14)	(14)
Active vessels	219	181	180	180	181

Total active	219	181	180	180	181
Total stacked	4	6	10	14	14
Total joint venture	—	—	—	1	1
Total	223	187	190	195	196

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	1,095	910	907	922	1,012
PSV < 900	1,730	1,365	1,359	1,499	1,564
AHTS > 16K	184	182	180	184	184
AHTS 8 - 16K	184	182	180	184	122
AHTS 4 - 8K	184	182	180	184	184
Other	184	182	121	92	92
Total	3,561	3,003	2,927	3,065	3,158
Asia Pacific fleet:
PSV > 900	726	559	481	460	460
PSV < 900	358	182	180	184	184
AHTS > 16K	184	182	90	184	184
AHTS 8 - 16K	276	273	270	276	276
AHTS 4 - 8K	92	91	180	292	368
Other	—	—	48	92	92
Total	1,636	1,287	1,249	1,488	1,564
Middle East fleet:
PSV > 900	92	91	90	92	123
PSV < 900	1,840	1,820	1,842	1,840	1,840
AHTS > 16K	92	91	180	184	184
AHTS 8 - 16K	460	455	450	460	465
AHTS 4 - 8K	1,640	1,556	1,291	1,288	1,217
Total	4,124	4,013	3,853	3,864	3,829
Europe/Mediterranean fleet:
PSV > 900	3,672	1,729	1,762	1,838	1,748
PSV < 900	727	546	540	552	552
AHTS > 16K	184	139	90	92	92
Total	4,583	2,414	2,392	2,482	2,392
West Africa fleet:
PSV > 900	819	637	630	644	613
PSV < 900	1,744	1,638	1,620	1,656	1,656
AHTS > 16K	368	407	450	368	368
AHTS 8 - 16K	1,012	1,001	990	1,012	1,074
AHTS 4 - 8K	476	546	720	736	736
Other	2,184	2,099	2,256	2,545	2,582
Total	6,603	6,328	6,666	6,961	7,029
Worldwide fleet:
PSV > 900	6,404	3,926	3,870	3,956	3,956
PSV < 900	6,399	5,551	5,541	5,731	5,796
AHTS > 16K	1,012	1,001	990	1,012	1,012
AHTS 8 - 16K	1,932	1,911	1,890	1,932	1,937
AHTS 4 - 8K	2,392	2,375	2,371	2,500	2,505
Other	2,368	2,281	2,425	2,729	2,766
Total	20,507	17,045	17,087	17,860	17,972

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV < 900	92	91	99	211	276
Total	92	91	99	211	276
Asia Pacific fleet:
AHTS 4 - 8K	—	—	—	54	61
Other	—	—	48	92	92
Total	—	—	48	146	153
West Africa fleet:
AHTS 4 - 8K	184	182	180	158	92
Other	103	265	540	797	747
Total	287	447	720	955	839
Worldwide fleet:
PSV < 900	92	91	99	211	276
AHTS 4 - 8K	184	182	180	212	153
Other	103	265	588	889	839
Total	379	538	867	1,312	1,268

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	1,095	910	907	922	1,012
PSV < 900	1,638	1,274	1,260	1,288	1,288
AHTS > 16K	184	182	180	184	184
AHTS 8 - 16K	184	182	180	184	122
AHTS 4 - 8K	184	182	180	184	184
Other	184	182	121	92	92
Total	3,469	2,912	2,828	2,854	2,882
Asia Pacific fleet:
PSV > 900	726	559	481	460	460
PSV < 900	358	182	180	184	184
AHTS > 16K	184	182	90	184	184
AHTS 8 - 16K	276	273	270	276	276
AHTS 4 - 8K	92	91	180	238	307
Total	1,636	1,287	1,201	1,342	1,411
Middle East fleet:
PSV > 900	92	91	90	92	123
PSV < 900	1,840	1,820	1,842	1,840	1,840
AHTS > 16K	92	91	180	184	184
AHTS 8 - 16K	460	455	450	460	465
AHTS 4 - 8K	1,640	1,556	1,291	1,288	1,217
Total	4,124	4,013	3,853	3,864	3,829
Europe/Mediterranean fleet:
PSV > 900	3,672	1,729	1,762	1,838	1,748
PSV < 900	727	546	540	552	552
AHTS > 16K	184	139	90	92	92
Total	4,583	2,414	2,392	2,482	2,392
West Africa fleet:
PSV > 900	819	637	630	644	613
PSV < 900	1,744	1,638	1,620	1,656	1,656
AHTS > 16K	368	407	450	368	368
AHTS 8 - 16K	1,012	1,001	990	1,012	1,074
AHTS 4 - 8K	292	364	540	578	644
Other	2,081	1,834	1,716	1,748	1,835
Total	6,316	5,881	5,946	6,006	6,190
Worldwide fleet:
PSV > 900	6,404	3,926	3,870	3,956	3,956
PSV < 900	6,307	5,460	5,442	5,520	5,520
AHTS > 16K	1,012	1,001	990	1,012	1,012
AHTS 8 - 16K	1,932	1,911	1,890	1,932	1,937
AHTS 4 - 8K	2,208	2,193	2,191	2,288	2,352
Other	2,265	2,016	1,837	1,840	1,927
Total	20,128	16,507	16,220	16,548	16,704

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	84.5%	78.5%	84.2%	82.6%	74.6%
PSV < 900	85.7	83.9	79.8	68.1	69.3
AHTS > 16K	54.7	50.0	50.0	48.2	92.4
AHTS 8 - 16K	65.4	100.0	100.0	76.8	89.5
AHTS 4 - 8K	97.8	93.7	96.4	99.2	74.4
Other	100.0	100.0	97.5	100.0	66.5
Total	84.1%	82.8%	82.3%	74.6%	73.3%
Asia Pacific fleet:
PSV > 900	97.3%	71.1%	70.8%	62.6%	94.5%
PSV < 900	99.0	100.0	90.6	78.4	100.0
AHTS > 16K	66.7	60.7	78.1	90.8	89.9
AHTS 8 - 16K	78.9	85.0	79.8	85.4	97.2
AHTS 4 - 8K	100.0	10.4	80.3	79.5	64.5
Total	91.3%	72.4%	74.8%	71.7%	82.5%
Middle East fleet:
PSV > 900	90.2%	100.0%	100.0%	100.0%	93.6%
PSV < 900	82.8	81.6	74.4	78.3	84.1
AHTS > 16K	100.0	100.0	100.0	100.0	94.7
AHTS 8 - 16K	69.0	87.0	96.0	84.8	68.5
AHTS 4 - 8K	77.7	63.4	85.7	86.3	84.9
Total	79.8%	76.0%	82.5%	83.3%	83.3%
Europe/Mediterranean fleet:
PSV > 900	90.3%	91.2%	82.7%	87.1%	95.8%
PSV < 900	87.7	79.0	85.4	93.8	96.4
AHTS > 16K	63.3	43.4	84.1	65.5	76.9
Total	88.8%	85.7%	83.4%	87.8%	95.2%
West Africa fleet:
PSV > 900	88.5%	83.1%	83.0%	85.7%	70.9%
PSV < 900	85.1	91.1	95.3	89.9	86.6
AHTS > 16K	77.0	92.9	73.5	89.4	100.0
AHTS 8 - 16K	79.5	79.6	79.8	91.1	85.7
AHTS 4 - 8K	58.5	62.9	32.4	62.1	82.6
Other	50.0	49.4	50.3	45.4	44.4
Total	70.7%	72.3%	68.4%	70.5%	69.9%
Worldwide fleet:
PSV > 900	89.9%	84.3%	82.0%	83.3%	86.3%
PSV < 900	85.7	85.3	83.4	80.5	82.5
AHTS > 16K	70.7	73.0	75.4	81.9	93.7
AHTS 8 - 16K	75.6	84.1	85.6	87.4	83.4
AHTS 4 - 8K	76.3	63.5	69.9	79.4	80.5
Other	53.9	53.4	51.7	45.7	43.7
Total	80.5%	76.9%	76.5%	76.5%	77.8%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	84.5%	78.5%	84.2%	82.6%	74.6%
PSV < 900	90.5	89.9	86.1	79.3	84.1
AHTS > 16K	54.7	50.0	50.0	48.2	92.4
AHTS 8 - 16K	65.4	100.0	100.0	76.8	89.5
AHTS 4 - 8K	97.8	93.7	96.4	99.2	74.4
Other	100.0	100.0	97.5	100.0	66.5
Total	86.3%	85.4%	85.2%	80.1%	80.3%
Asia Pacific fleet:
PSV > 900	97.3%	71.1%	70.8%	62.6%	94.5%
PSV < 900	99.0	100.0	90.6	78.4	100.0
AHTS > 16K	66.7	60.7	78.1	90.8	89.9
AHTS 8 - 16K	78.9	85.0	79.8	85.4	97.2
AHTS 4 - 8K	100.0	10.4	80.3	97.4	77.4
Total	91.3%	72.4%	77.8%	79.5%	91.4%
Middle East fleet:
PSV > 900	90.2%	100.0%	100.0%	100.0%	93.6%
PSV < 900	82.8	81.6	74.4	78.3	84.1
AHTS > 16K	100.0	100.0	100.0	100.0	94.7
AHTS 8 - 16K	69.0	87.0	96.0	84.8	68.5
AHTS 4 - 8K	77.7	63.4	85.7	86.3	84.9
Total	79.8%	76.0%	82.5%	83.3%	83.3%
Europe/Mediterranean fleet:
PSV > 900	90.3%	91.2%	82.7%	87.1%	95.8%
PSV < 900	87.7	79.0	85.4	93.8	96.4
AHTS > 16K	63.3	43.4	84.1	65.5	76.9
Total	88.8%	85.7%	83.4%	87.8%	95.2%
West Africa fleet:
PSV > 900	88.5%	83.1%	83.0%	85.7%	70.9%
PSV < 900	85.1	91.1	95.3	89.9	86.6
AHTS > 16K	77.0	92.9	73.5	89.4	100.0
AHTS 8 - 16K	79.5	79.6	79.8	91.1	85.7
AHTS 4 - 8K	95.4	94.3	43.2	79.1	94.5
Other	52.5	56.5	66.2	66.1	62.5
Total	73.9%	77.8%	76.6%	81.7%	79.4%
Worldwide fleet:
PSV > 900	89.9%	84.3%	82.0%	83.3%	86.3%
PSV < 900	86.9	86.7	84.9	83.6	86.6
AHTS > 16K	70.7	73.0	75.4	81.9	93.7
AHTS 8 - 16K	75.6	84.1	85.6	87.4	83.4
AHTS 4 - 8K	82.6	68.8	75.7	86.7	85.7
Other	56.4	60.4	68.2	67.8	62.7
Total	82.1%	79.4%	80.6%	82.5%	83.7%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$31,648	$28,446	$26,930	$23,401	$20,775
PSV < 900	19,479	16,702	16,037	16,146	15,197
AHTS > 16K	35,598	37,640	37,720	32,368	20,175
AHTS 8 - 16K	17,157	15,421	15,593	13,431	14,668
AHTS 4 - 8K	8,717	8,678	8,764	8,511	8,654
Other	26,857	17,658	17,110	12,611	12,616
Total	23,495	20,269	19,794	18,271	16,901
Asia Pacific fleet:
PSV > 900	28,525	24,276	26,723	23,237	25,072
PSV < 900	23,380	31,927	31,488	21,627	21,148
AHTS > 16K	26,649	18,690	19,095	19,519	18,902
AHTS 8 - 16K	24,275	21,561	25,049	18,509	16,144
AHTS 4 - 8K	17,197	946	6,903	6,822	6,759
Total	25,867	24,250	23,582	17,868	18,530
Middle East fleet:
PSV > 900	13,112	13,304	13,251	13,234	24,061
PSV < 900	11,677	11,320	10,926	10,768	10,378
AHTS > 16K	13,004	13,378	12,868	12,777	13,487
AHTS 8 - 16K	10,771	10,804	10,632	10,627	10,666
AHTS 4 - 8K	8,787	8,460	6,953	6,604	6,396
Total	10,544	10,449	9,679	9,498	9,781
Europe/Mediterranean fleet:
PSV > 900	19,170	18,757	16,031	15,476	16,229
PSV < 900	16,197	16,709	11,177	15,212	13,323
AHTS > 16K	31,048	36,913	33,164	10,682	74,231
Total	19,105	18,990	15,669	15,364	17,436
West Africa fleet:
PSV > 900	24,220	21,815	18,931	19,096	18,502
PSV < 900	17,781	17,040	16,080	13,758	12,721
AHTS > 16K	25,192	24,154	18,863	16,367	16,719
AHTS 8 - 16K	14,804	12,382	12,433	12,809	12,212
AHTS 4 - 8K	9,858	10,178	10,113	12,637	10,595
Other	7,217	6,511	5,548	5,359	5,415
Total	15,772	14,469	13,047	12,272	11,467
Worldwide fleet:
PSV > 900	22,872	21,850	20,198	18,529	18,914
PSV < 900	16,722	15,706	14,597	13,762	12,915
AHTS > 16K	26,293	24,719	21,163	17,505	21,415
AHTS 8 - 16K	15,533	13,662	13,984	13,153	12,726
AHTS 4 - 8K	9,368	8,828	7,583	8,196	7,859
Other	10,281	8,441	6,852	6,080	5,979
Total	$17,865	$16,042	$14,624	$13,554	$13,606

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022

Americas
Vessel revenues	$70,717	$50,376	$47,687	$41,785	$39,122

Vessel operating costs:
Crew costs	26,848	18,033	17,402	16,486	16,080
Repair and maintenance	5,588	3,973	3,888	3,619	3,594
Insurance	476	479	410	410	414
Fuel, lube and supplies	4,386	2,549	2,999	2,387	2,557
Other	5,924	4,564	3,572	5,102	3,090
Total vessel operating costs	43,222	29,598	28,271	28,004	25,735

Vessel operating margin ($)	27,495	20,778	19,416	13,781	13,387
Vessel operating margin (%)	38.9%	41.2%	40.7%	33.0%	34.2%

Americas - Select operating statistics
Average vessels - Total fleet	38	33	32	33	34
Utilization - Total fleet	84.1%	82.8%	82.3%	74.6%	73.3%

Average vessels - Active fleet	37	32	31	31	31
Utilization - Active fleet	86.3%	85.4%	85.2%	80.1%	80.3%

Average day rates	$23,495	$20,269	$19,794	$18,271	$16,901

Vessels commencing drydocks	3	4	2	2	4

Deferred drydocking and survey costs - beginning balance	$29,769	$27,832	$21,720	$21,772	$19,208
Cash paid for deferred drydocking and survey costs	4,658	5,867	8,218	4,389	5,678
Amortization of deferred drydocking and survey costs	(3,727)	(2,626)	(3,417)	(3,025)	(2,932)
Disposals, intersegment transfers and other	(1,016)	(1,304)	1,311	(1,416)	(182)
Deferred drydocking and survey costs - ending balance	$29,684	$29,769	$27,832	$21,720	$21,772

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022

Asia Pacific
Vessel revenues	$38,994	$22,585	$22,024	$19,070	$23,902

Vessel operating costs:
Crew costs	12,390	7,062	7,311	9,876	10,631
Repair and maintenance	2,969	1,517	1,749	901	947
Insurance	183	219	123	183	189
Fuel, lube and supplies	909	1,521	1,630	1,299	1,145
Other	2,380	1,648	1,678	1,574	1,909
Total vessel operating costs	18,831	11,967	12,491	13,833	14,821

Vessel operating margin ($)	20,163	10,618	9,533	5,237	9,081
Vessel operating margin (%)	51.7%	47.0%	43.3%	27.5%	38.0%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	18	14	14	16	17
Utilization - Total fleet	91.3%	72.4%	74.8%	71.7%	82.5%

Average vessels - Active fleet	18	14	13	14	15
Utilization - Active fleet	91.3%	72.4%	77.8%	79.5%	91.4%

Average day rates	$25,867	$24,250	$23,582	$17,868	$18,530

Vessels commencing drydocks	—	—	1	2	—

Deferred drydocking and survey costs - beginning balance	$2,128	$2,525	$553	$979	$852
Cash paid for deferred drydocking and survey costs	84	(4)	2,368	156	702
Amortization of deferred drydocking and survey costs	(637)	(393)	(282)	(117)	(139)
Disposals, intersegment transfers and other	2,020	—	(114)	(465)	(436)
Deferred drydocking and survey costs - ending balance	$3,595	$2,128	$2,525	$553	$979

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022

Middle East
Vessel revenues	$34,685	$31,856	$30,762	$30,575	$31,186

Vessel operating costs:
Crew costs	13,914	13,170	12,616	12,472	12,814
Repair and maintenance	4,828	3,779	3,475	3,216	3,441
Insurance	385	465	433	384	406
Fuel, lube and supplies	3,142	3,470	2,870	2,991	3,281
Other	4,796	3,756	3,669	2,505	1,804
Total vessel operating costs	27,065	24,640	23,063	21,568	21,746

Vessel operating margin ($)	7,620	7,216	7,699	9,007	9,440
Vessel operating margin (%)	22.0%	22.7%	25.0%	29.5%	30.3%

Middle East - Select operating statistics
Average vessels - Total fleet	45	44	43	43	42
Utilization - Total fleet	79.8%	76.0%	82.5%	83.3%	83.3%

Average vessels - Active fleet	45	44	43	43	42
Utilization - Active fleet	79.8%	76.0%	82.5%	83.3%	83.3%

Average day rates	$10,544	$10,449	$9,679	$9,498	$9,781

Vessels commencing drydocks	4	7	5	5	5

Deferred drydocking and survey costs - beginning balance	$22,717	$20,677	$15,062	$14,993	$14,980
Cash paid for deferred drydocking and survey costs	3,234	4,262	7,787	1,930	2,345
Amortization of deferred drydocking and survey costs	(2,776)	(3,778)	(1,913)	(2,323)	(2,346)
Disposals, intersegment transfers and other	(2,022)	1,556	(259)	462	14
Deferred drydocking and survey costs - ending balance	$21,153	$22,717	$20,677	$15,062	$14,993

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022

Europe/Mediterranean
Vessel revenues	$78,929	$39,295	$31,250	$33,482	$39,702

Vessel operating costs:
Crew costs	26,632	13,406	12,727	13,010	12,347
Repair and maintenance	5,342	2,900	2,706	3,067	1,652
Insurance	689	354	384	386	440
Fuel, lube and supplies	4,033	2,363	1,584	2,051	1,158
Other	5,376	2,292	2,371	1,762	2,170
Total vessel operating costs	42,072	21,315	19,772	20,276	17,767

Vessel operating margin ($)	36,857	17,980	11,478	13,206	21,935
Vessel operating margin (%)	46.7%	45.8%	36.7%	39.4%	55.2%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	50	26	27	27	26
Utilization - Total fleet	88.8%	85.7%	83.4%	87.8%	95.2%

Average vessels - Active fleet	50	26	27	27	26
Utilization - Active fleet	88.8%	85.7%	83.4%	87.8%	95.2%

Average day rates	$19,105	$18,990	$15,669	$15,364	$17,436

Vessels commencing drydocks	5	4	4	3	1

Deferred drydocking and survey costs - beginning balance	$11,705	$11,363	$9,566	$8,588	$9,231
Cash paid for deferred drydocking and survey costs	6,733	2,217	5,128	1,175	315
Amortization of deferred drydocking and survey costs	(3,201)	(1,875)	(1,739)	(1,523)	(1,244)
Disposals, intersegment transfers and other	1,019	—	(1,592)	1,326	286
Deferred drydocking and survey costs - ending balance	$16,256	$11,705	$11,363	$9,566	$8,588

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022

West Africa
Vessel revenues	$73,650	$66,211	$59,457	$60,194	$56,335

Vessel operating costs:
Crew costs	17,502	16,336	16,587	17,855	19,317
Repair and maintenance	4,868	4,665	4,834	3,971	3,910
Insurance	626	651	655	664	539
Fuel, lube and supplies	5,300	4,055	4,472	4,113	4,150
Other	4,753	5,037	5,314	5,212	5,052
Total vessel operating costs	33,049	30,744	31,862	31,815	32,968

Vessel operating margin ($)	40,601	35,467	27,595	28,379	23,367
Vessel operating margin (%)	55.1%	53.6%	46.4%	47.1%	41.5%

West Africa - Select operating statistics
Average vessels - Total fleet	72	70	74	75	76
Utilization - Total fleet	70.7%	72.3%	68.4%	70.5%	69.9%

Average vessels - Active fleet	69	65	66	65	67
Utilization - Active fleet	73.9%	77.8%	76.6%	81.7%	79.4%

Average day rates	$15,772	$14,469	$13,047	$12,272	$11,467

Vessels commencing drydocks	7	4	6	2	5

Deferred drydocking and survey costs - beginning balance	$26,162	$20,390	$14,179	$11,545	$9,390
Cash paid for deferred drydocking and survey costs	5,909	9,024	7,824	4,467	3,780
Amortization of deferred drydocking and survey costs	(3,544)	(3,000)	(2,267)	(1,909)	(1,943)
Disposals, intersegment transfers and other	—	(252)	654	76	318
Deferred drydocking and survey costs - ending balance	$28,527	$26,162	$20,390	$14,179	$11,545

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022

Worldwide
Vessel revenues	$296,975	$210,323	$191,180	$185,106	$190,247

Vessel operating costs:
Crew costs	97,286	68,007	66,643	69,699	71,189
Repair and maintenance	23,595	16,834	16,652	14,774	13,544
Insurance	2,359	2,168	2,005	2,027	1,988
Fuel, lube and supplies	17,770	13,958	13,555	12,841	12,291
Other	23,229	17,297	16,604	16,155	14,025
Total vessel operating costs	164,239	118,264	115,459	115,496	113,037

Vessel operating margin ($)	132,736	92,059	75,721	69,610	77,210
Vessel operating margin (%)	44.7%	43.8%	39.6%	37.6%	40.6%

Worldwide - Select operating statistics
Average vessels - Total fleet	223	187	190	194	195
Utilization - Total fleet	80.5%	76.9%	76.5%	76.5%	77.8%

Average vessels - Active fleet	219	181	180	180	181
Utilization - Active fleet	82.1%	79.4%	80.6%	82.5%	83.7%

Average day rates	$17,865	$16,042	$14,624	$13,554	$13,606

Vessels commencing drydocks	19	19	18	14	15

Deferred drydocking and survey costs - beginning balance	$92,481	$82,787	$61,080	$57,877	$53,661
Cash paid for deferred drydocking and survey costs	20,618	21,366	31,325	12,117	12,820
Amortization of deferred drydocking and survey costs	(13,885)	(11,672)	(9,618)	(8,897)	(8,604)
Disposals, intersegment transfers and other	1	—	—	(17)	—
Deferred drydocking and survey costs - ending balance	$99,215	$92,481	$82,787	$61,080	$57,877

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022

Net income (loss)	$25,549	$21,928	$10,816	$10,182	$4,910

Interest and other debt costs	19,288	4,731	4,190	4,339	4,391
Income tax expense	9,260	11,284	11,971	1,697	6,352
Depreciation	43,845	21,096	21,048	20,983	22,252
Amortization of deferred drydock and survey costs	13,885	11,672	9,618	8,898	8,604
Amortization of below market contracts	(1,906)	—	—	—	—
EBITDA (A), (B), (C)	109,921	70,711	57,643	46,099	46,509

Indemnification assets non-cash charge	1,184	—	—	—	—
Long-lived asset impairment and other	—	—	—	—	1,214
Acquisition, restructuring and integration related costs	6,079	1,242	1,426	5,150	4,332
Adjusted EBITDA (A), (B), (C)	$117,184	$71,953	$59,069	$51,249	$52,055

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes indemnification assets non-cash charge included in interest income and other, impairment charges, and acquisition, restructuring and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2023, and for each of the prior four quarters includes non-cash, stock-based compensation expense of $2,496, $2,648, $2,103, $2,028 and $1,923 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2023, and for each of the prior four quarters includes foreign exchange gain (losses) of $(2,149), $(3,819), $2,348, $2,105 and $(3,997) respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022

Net cash provided by operating activities (A)	$34,939	$9,741	$12,794	$45,340	$28,113

Cash interest expense	606	7,748	98	7,575	353
Interest income and other	(568)	(2,790)	(130)	(981)	(581)
Indemnification assets charge	(1,184)	—	—	—	—
Additions to property and equipment	(5,702)	(8,849)	(8,651)	(4,929)	(6,328)
Acquisitions	(594,191)	—	—	—	8,785
Expansion capital	594,252	2,493	109	1,240	(8,441)
Free cash flow before proceeds from asset sales	28,152	8,343	4,220	48,245	21,901

Proceeds from asset sales	945	2,943	5,716	5,093	312

Free cash flow	$29,097	$11,286	$9,936	$53,338	$22,213

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow excludes indemnification assets charge included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(29,286)	$(23,447)	$2,295	$16,018	$1,913
Cash paid for deferred drydock and survey costs	(20,618)	(21,366)	(31,325)	(12,117)	(12,820)
Total sources (uses) of cash for changes in assets and liabilities	$(49,904)	$(44,813)	$(29,030)	$3,901	$(10,907)

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.